UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2015

Masco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-5794	38-1794485
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

21001 Van Born Road, Taylor, Michigan (Addresses of Principal Executive Offices)	48180 (Zip Code)

Registrant’s telephone number, including area code:  (313) 274-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                          Completion of Acquisition or Disposition of Assets.

On July 6, 2015, Masco Corporation (“Masco”) filed a Current Report on Form 8-K (the “Original 8-K”) to disclose that, among other things, on June 30, 2015, after the New York Stock Exchange market closing, the previously-announced separation (the “Separation”) of TopBuild Corp. from Masco was completed.

In the Original 8-K, Masco indicated that the pro forma financial statements required by Item 9.01(b) of Form 8-K would be filed by amendment to the Original 8-K on July 7, 2015, which is the fourth business day following completion of the Separation. This Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K to provide such pro forma financial information.

Item 9.01.                          Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of Masco Corporation dated as of March 31, 2015 and the unaudited pro forma condensed consolidated statements of operations of Masco Corporation for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013 and 2012 are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d)                                 Exhibits

Exhibit Number		Title
2	.1*+	Separation and Distribution Agreement dated June 29, 2015
10	.1+	Tax Matters Agreement dated June 29, 2015
10	.2+	Transition Services Agreement dated June 29, 2015
10	.3+	Employee Matters Agreement dated June 29, 2015
99	.1+	Press release issued by Masco, dated July 1, 2015, announcing the completion of the Separation
99.2

Unaudited pro forma condensed consolidated balance sheet of Masco Corporation dated as of March 31, 2015 and the unaudited pro forma condensed consolidated statements of operations of Masco Corporation for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013 and 2012

*                 The schedules to this agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to supplementally furnish to the Securities and Exchange Commission, upon request, a copy of any omitted schedule.

+                 Previously filed with Original 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASCO CORPORATION

	By:	/s/ John G. Sznewajs
Name: John G. Sznewajs
Title: Vice President, Treasurer and Chief Financial Officer

Dated: July 7, 2015

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EXHIBIT INDEX

Exhibit Number		Title
2	.1*+	Separation and Distribution Agreement dated June 29, 2015
10	.1+	Tax Matters Agreement dated June 29, 2015
10	.2+	Transition Services Agreement dated June 29, 2015
10	.3+	Employee Matters Agreement dated June 29, 2015
99	.1+	Press release issued by Masco, dated July 1, 2015, announcing the completion of the Separation
99.2

Unaudited pro forma condensed consolidated balance sheet of Masco Corporation dated as of March 31, 2015 and the unaudited pro forma condensed consolidated statements of operations of Masco Corporation for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013 and 2012

*                 The schedules to this agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to supplementally furnish to the Securities and Exchange Commission, upon request, a copy of any omitted schedule.

+                 Previously filed with Original 8-K.

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